Exhibit 10.85

THESE SECURITIES HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED (THE “ACT”), NOR UNDER ANY STATE SECURITIES LAW AND MAY NOT BE PLEDGED, SOLD, ASSIGNED OR TRANSFERRED UNLESS (i) A REGISTRATION STATEMENT WITH RESPECT THERETO IS EFFECTIVE UNDER THE ACT, AND ANY APPLICABLE STATE SECURITIES LAW REQUIREMENTS HAVE BEEN MET OR (ii) EXEMPTIONS FROM THE REGISTRATION REQUIREMENTS UNDER THE ACT, AND THE REGISTRATION OR QUALIFICATION REQUIREMENTS OF APPLICABLE STATE SECURITIES LAW ARE AVAILABLE.

Void after March 1, 2006

MONRO MUFFLER BRAKE, INC.
WARRANT TO PURCHASE COMMON STOCK

This warrant (“Warrant”) certifies that for value received, Atlantic Automotive Corp., or its registered assigns (the “Holder”) has the right to purchase, at any time on or before the Expiration Date (hereinafter defined) an aggregate of 100,000 shares (the “Shares”) of $0.01 par value Common Stock (the “Common Stock”) of Monro Muffler Brake, Inc., a New York corporation (the “Company”), at an exercise price per Share determined as hereafter provided (the “Per Share Exercise Price”), subject to the provisions and upon the terms and conditions hereinafter set forth.

     1. Exercise and Payment.

          1.1 Exercise. The purchase rights represented by this Warrant may be exercised by the Holder at any time following the six (6) month anniversary of the date hereof and prior to the Expiration Date (“the Exercise Period”), in whole or in part, by the surrender of a duly executed exercise notice in the form attached hereto as Exhibit A at the principal office of the Company, and by the payment to the Company, by check or wire transfer of an amount equal to the aggregate Per Share Exercise Price of the Shares being purchased.

          1.2 Stock Certificate. In the event of the exercise of this Warrant, the Company shall deliver to the Holder promptly following such exercise a certificate for the Shares so purchased.

     2. Per Share Exercise Price. The Per Share Exercise Price shall initially be $22.33 per Share (as adjusted for stock splits, dividends, recapitalizations, combinations and the like) and shall be subject to adjustment as specified in Section 4.

     3. Stock Fully Paid; Reservation of Shares; Efforts to Register. All of the Shares issuable upon the exercise of this Warrant will, upon issuance and receipt of the Per Share Exercise Price therefor, be validly issued and outstanding, fully paid and nonassessable, and free from all taxes, liens and changes with respect to the issuance thereof, except such assessments as may arise pursuant to Section 630 of the New York Business Corporation Law. During the period within which this Warrant may be exercised, the Company shall at all times have authorized and reserved for issuance sufficient shares of its Common Stock to provide for the exercise of this Warrant. If at any time during the Exercise Period the number of authorized but unissued shares of Common Stock shall not be sufficient to permit exercise of this Warrant, the Company shall take such corporate action as may, in the opinion of its counsel, be necessary to increase its authorized but unissued shares of Common Stock to such number as shall be sufficient for such purposes. The Company shall use its best efforts to submit all required information and filings with the Securities and Exchange Commission in order to register the Shares.

     4. Adjustment of Per Share Exercise Price and Number of Shares. The number and kind of securities purchasable upon the exercise of this Warrant and the Per Share Exercise Price therefor shall be subject to adjustment from time to time upon the occurrence of certain events, as follows:

          4.1 Reclassification, Consolidation or Merger. In case of any reclassification or change of the Common Stock (other than a change in par value, or as a result of an event referred to in Section 4.2), or in case of any Merger Event (as defined herein), the Company or the successor corporation, as the case may be, shall execute a new warrant, providing that the Holder shall have the right to exercise such new warrant, and procure upon such exercise and payment of the same aggregate Per Share Exercise Price, in lieu of the shares of Common Stock theretofore issuable upon exercise of this Warrant, the kind and amount of shares of stock, other securities, money and property receivable upon such reclassification, change, or Merger Event by a Holder of an equivalent number of shares of Common Stock. Such new warrant shall provide for adjustments which shall be as nearly equivalent as may be practicable to the adjustments provided for in this Section 4.

          4.2 Stock Splits, Dividends and Combinations. In the event that the Company shall at any time subdivide the outstanding shares of Common Stock, or shall issue a stock dividend on its outstanding shares of Common Stock, the number of Shares issuable upon exercise of this Warrant immediately prior to such subdivision or to the issuance of such stock dividend shall be proportionately increased and the Per Share Exercise Price shall be proportionately decreased so that the Holder of the Warrant after such time shall be entitled to receive the number of shares of Common Stock which the Holder would have owned or been entitled to receive had such Warrant been exercised immediately prior to such event, and in the event that the Company shall at any time combine the outstanding shares of Common Stock, the number of Shares issuable upon exercise of this Warrant immediately prior to such combination shall be proportionately decreased, and the Per Share Exercise Price shall be proportionately increased so that the Holder of the Warrant after such time shall be entitled to receive the number of shares of Common Stock which the Holder would have owned or been entitled to receive had such Warrant been exercised prior to such event, in either case effective at the close of business on the date of such subdivision, stock dividend or combination, as the case may be.

     5. Notice of Adjustments. In the event that: (i) the Company shall declare any dividend or distribution upon shares of its capital stock, whether in cash, property, stock or other securities; (ii) the Company shall offer for subscription pro rata to the holders of its Common Stock any additional shares of stock of any class or other rights; (iii) there shall be any merger or consolidation of the Company with or into a third party pursuant to which the Company’s shareholders prior to the transaction own less than fifty percent (50%) of the surviving entity or the sale of all or substantially all of the assets of the Company (a “Merger Event”); or (iv) there shall be any voluntary or involuntary dissolution, liquidation or winding up of the Company; then, in connection with each such event, the Company shall send to the Holder:

               (a) At least ten (10) days prior written notice of the date on which the books of the Company shall close or a record shall be taken for such dividend, distribution, subscription rights (specifying the date on which the Holders of capital stock shall be entitled thereto) or for determining rights to vote in respect of such Merger Event, dissolution, liquidation or winding up; and

               (b) In the case of any such Merger Event, dissolution, liquidation or winding up, at least ten (10) days prior written notice of the date when the same shall take place (and specifying the date on which the Holders of capital stock shall be entitled to exchange their capital stock for securities or other property deliverable upon such Merger Event, dissolution, liquidation or winding up).

               (c) Each such written notice shall set forth, in reasonable detail, (i) the event requiring the adjustment, (ii) the amount of the adjustment, (iii) the method by which such adjustment was calculated, (iv) the Per Share Exercise Price, and (v) the number of shares subject to purchase hereunder after giving effect to such adjustment, and shall be given by first class mail, postage prepaid, addressed to the Holder, at the address as shown on the books of the Company.

     6. Fractional Shares. No fractional shares of Common Stock will be issued in connection with any exercise hereunder. In lieu of such fractional shares the Company shall make a cash payment therefor based upon the fair market value per share on the date of exercise, as determined by the Board of Directors of the Company in good faith.

     7. Representations and Warranties of the Holder. Unless the Shares being purchased have been registered under the Act, the Holder hereby represents and warrants to the Company, with respect to its acquisition of the Warrant, as follows:

          7.1 Experience. The Holder has sufficient knowledge and experience in financial and business matters so that the Holder is capable of evaluating the merits and risks of his investment in the Company and has the capacity to protect the Holder’s own interests.

          7.2 Investment. The Holder is acquiring the Warrant and the Shares for investment for its own account, not as a nominee or agent, and not with the view to, or for resale in connection with, any distribution thereof. The Holder understands that the Warrant and the Shares have not been, and will not be, registered under the Act by reason of a specific exemption from the registration provisions of the Act, the availability of which depends upon, among other things, the bona fide nature of the investment intent and the accuracy of such Holder’s representations as expressed herein.

          7.3 Rule 144. The Holder acknowledges that the Warrant and the Shares must be held indefinitely unless subsequently registered under the Act or unless an exemption from such registration is available. The Holder is aware of the provisions of Rule 144 promulgated under the Act which permit limited resale of shares of restricted stock subject to the satisfaction of certain conditions, including, among other things, the existence of a public market for the shares, the availability of certain current public information about the Company, the resale occurring not less than one (1) year after a party has purchased and paid for the security to be sold, the sale being effected through a “broker’s transaction” or in transactions directly with a “market maker” and the number of shares being sold during any three-month period not exceeding specified limitations.

          7.4 No Solicitation. The Holder knows of no public solicitation or advertisement of an offer in connection with the proposed issuance and sale of the Warrant or the Shares.

     8. Restrictions on Transfer.

          8.1 Restrictive Legend. Unless the Shares being purchased have been registered under the Act, each certificate representing (i) the Common Stock and (ii) any other securities issued in respect of the Common Stock upon any stock split, stock dividend, recapitalization, merger, consolidation or similar event, (collectively, the “Restricted Securities”) shall (unless otherwise permitted by the provisions of Section 8.2 below) be stamped or otherwise imprinted with a legend in substantially the following form (in addition to any legend required under applicable state securities laws):

THE SHARES REPRESENTED BY THIS CERTIFICATE HAVE BEEN ACQUIRED FOR INVESTMENT AND HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933. THESE SHARES MAY NOT BE SOLD OR TRANSFERRED IN THE ABSENCE OF SUCH REGISTRATION OR AN EXEMPTION THEREFROM UNDER SAID ACT.

          8.2 Notice of Proposed Transfers. The Holder of each certificate representing Restricted Securities by acceptance thereof agrees to comply in all respects with the provisions of this Section 8. Prior to any proposed transfer of any Restricted Securities, unless there is in effect a registration statement under the Act covering the proposed transfer, the Holder thereof shall give written notice to the Company of such holder’s intention to effect such transfer. Each such notice shall describe the manner and circumstances of the proposed transfer in sufficient detail, and shall, if the Company reasonably requests, be accompanied by a written opinion of legal counsel who shall be reasonably satisfactory to the Company, addressed to the Company and reasonably satisfactory in form and substance to the Company’s counsel, to the effect that the proposed transfer of the Restricted Securities may be effected without registration under the Act; provided, however, that no opinion need be obtained with respect to a transfer (i) by a Holder that is an entity to any affiliated corporations, partnerships, limited liability companies and other entities, as well as the current or former constituent partners or members of affiliated entities, or to the estate of any such current or former partner or member, or (ii) the transfer by gift, will or intestate succession by any such current or former partner or member or affiliate, or by any other individual, or

(iii) the transfer by any such current or former partner or member or affiliate, or any other individual, to his or her spouse, ancestors, lineal descendants and siblings as well as trusts for the benefit of the individual and such other foregoing persons, provided that in any such case the transferee agrees in writing to be subject to the terms hereof. Each certificate evidencing the Restricted Securities transferred as above provided shall bear the appropriate restrictive legend set forth in Section 8.1 above, except that such certificate shall not bear such restrictive legend if in the opinion of counsel for the Company such legend is not required in order to establish compliance with any provisions of the Act.

     9. Rights of Holders. No Holder of this Warrant shall be entitled by virtue of this Warrant to vote or receive dividends or be deemed the holder of Common Stock or any other securities of the Company which may at any time be issuable on the exercise hereof for any purpose, nor shall anything contained herein be construed to confer upon the Holder, as such, any of the rights of a shareholder of the Company or any right to vote for the election of directors or upon any matter submitted to shareholders at any meeting thereof, or to give or withhold consent to any corporate action (whether upon any recapitalization, issuance of stock, reclassification of stock, change of par value, consolidation, merger, conveyance, or otherwise) or to receive notice of meetings, or to receive dividends or subscription rights or otherwise until the Warrant shall have been exercised and the Shares purchasable upon the exercise hereof shall have become deliverable, as provided herein; provided, however, that this Warrant shall not limit any other voting rights or notice rights of the Holder of this Warrant expressly granted under the Company’s Certificate of Incorporation or under other instrument or agreement pursuant to which the Holder is a party or has been duly assigned such rights.

     10. Expiration of Warrant. Notwithstanding any other provision of this Warrant, this Warrant shall expire and shall no longer be exercisable at 5:00 p.m., New York time, on March 1, 2006 (the “Expiration Date”).

     11. Miscellaneous.

          11.1 Governing Law. This Warrant shall be governed by and construed in accordance with the laws of the State of New York, without reference to conflicts of laws principles thereof.

          11.2 Successors and Assigns. Except as otherwise provided herein, the provisions hereof shall inure to the benefit of, and be binding upon, the successors, assigns, heirs, executors, and administrators of the Company and the Holder.

          11.3 Entire Agreement; Amendment. This Warrant, together with the Asset Purchase Agreement pursuant to which this Warrant was issued, constitute the full and entire understanding and agreement between the parties with regard to the subject hereof. Neither this Warrant nor any term hereof may be amended, waived, discharged, or terminated other than by a written instrument signed by the party against whom enforcement of any such amendment, waiver, discharge or termination is sought.

          11.4 Notices, etc. All notices and other communications required or permitted hereunder shall be in writing and shall be deemed effectively given upon delivery to the party to be notified in person or by courier service or by registered or certified mail, postage prepaid, addressed (a) to the Holder, at the address set forth below or at such other address as such Holder shall have furnished the Company in writing, or (b) if to the Company, at the address set forth below and addressed to the attention of the Chief Executive Officer, or at such other address as the Company shall have furnished to the Holder.

          11.5 Lost, Stolen, Mutilated or Destroyed Warrant. If this Warrant is lost, stolen, mutilated or destroyed, the Company may, on such terms as to indemnify or otherwise as it may reasonably impose (which shall, in the case of a mutilated Warrant, include the surrender thereof), issue a new Warrant of like denomination and tender as the Warrant so lost, stolen, mutilated or destroyed. Any such new Warrant shall constitute an original contractual obligation of the Company.

Issued this 4th day of March, 2004.	MONRO MUFFLER BRAKE, INC.
200 Holleder Parkway
Rochester, New York 14615

	By:	/s/ Robert G. Gross

Robert G. Gross, President

[Company’s signature page to Warrant]

ATLANTIC AUTOMOTIVE CORP.
23 Walker Avenue
Baltimore, Maryland 21208

By:	/s/ Steven Fader

Steven Fader, President

[Holder’s signature page to Warrant]

EXHIBIT A

NOTICE OF EXERCISE

TO:	Monro Muffler Brake, Inc.
200 Holleder Parkway
Rochester, New York 14615

     1. The undersigned hereby elects to purchase        shares of Common Stock (the “Common Stock”) of Monro Muffler Brake, Inc. pursuant to the terms of the attached Warrant.

     2. The undersigned elects to exercise the attached Warrant and tenders herewith payment in full for the purchase price of the shares being purchased, together with all applicable transfer taxes, if any. The purchase price is being paid by (check one):

                                        (i) check;

                                        (ii) wire transfer;

     3. Please issue a certificate or certificates representing said shares of Common Stock in the name of the undersigned or in such other name as is specified below:

                    Name:

                    Address:

     4. Unless the aforesaid shares of Common Stock have been registered under the Act, the undersigned hereby represents and warrants that the aforesaid shares of Common Stock are being acquired for the account of the undersigned for investment and not with a view to, or for resale, in connection with the distribution thereof, and that the undersigned has no present intention of distributing or reselling such shares. In support thereof, unless the aforesaid shares of Common Stock have been registered under the Act, the undersigned has executed and delivered herewith an Investment Representation Statement in substantially the form attached to the Warrant as Exhibit B.

ATLANTIC AUTOMOTIVE CORP.

By:
               Steven Fader, President

EXHIBIT B

INVESTMENT REPRESENTATION STATEMENT

PURCHASER	:

SECURITY	:	Common Stock of Monro Muffler Brake, Inc. (the “Company”) Issued upon Exercise of Warrant to Purchase Common Stock

AMOUNT	:	Shares (the “Shares”)

DATE	:	,20

In connection with the acquisition of the above-listed Securities, the undersigned holder (the “Holder”) of a warrant (the “Warrant”) to purchase the Shares represents to the Company the following:

                    (a) Experience. The Holder has sufficient knowledge and experience in financial and business matters so that the Holder is capable of evaluating the merits and risks of his investment in the Company and has the capacity to protect his own interests.

                    (b) Investment. The Holder is acquiring the Shares for investment for its own account, not as a nominee or agent, and not with the view to, or for resale in connection with, any distribution thereof in violation of the Act. The Holder understands that the Shares have not been, and will not be, registered under the Act by reason of a specific exemption from the registration provisions of the Act, the availability of which depends upon, among other things, the bona fide nature of the investment intent and the accuracy of such Holder’s representations as expressed herein.

                    (c) Rule 144. The Holder acknowledges that the Shares must be held indefinitely unless subsequently registered under the Act or unless an exemption from such registration is available. The Holder is aware of the provisions of Rule 144 promulgated under the Act which permit limited resale of shares of restricted stock subject to the satisfaction of certain conditions, including, among other things, the existence of a public market for the shares, the availability of certain current public information about the Company, the resale occurring not less than one (1) year after a party has purchased and paid for the security to be sold, the sale being effected through a “broker’s transaction” or in transactions directly with a “market maker” and the number of shares being sold during any three-month period not exceeding specified limitations.

                    (d) No Solicitation. The Holder knows of no public solicitation or advertisement of an offer in connection with the proposed issuance and sale of the Shares.

                    (e) Residence. The residence of the Holder is located in the State of                   .

Date:                                       ,20